EXHIBIT 10.2
Execution Version

FOURTH AMENDED AND RESTATED SECURITY AGREEMENT

FOURTH AMENDED AND RESTATED SECURITY AGREEMENT, dated as of December 1, 2017 (as amended, supplemented, restated or otherwise modified from time to time, this “Agreement”), made by CATCHMARK TIMBER OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the “Borrower”), TIMBERLANDS II, LLC, a Delaware limited liability company, (“Timberlands II”), CATCHMARK TIMBER TRS, INC., a Delaware corporation (“CatchMark TRS”), CATCHMARK TRS HARVESTING OPERATIONS, LLC, a Delaware limited liability company (“CatchMark TRS Subsidiary”), CATCHMARK HBU, LLC, a Delaware limited liability company (“CatchMark HBU”), CATCHMARK TEXAS TIMBERLANDS GP, LLC (“CatchMark Texas GP”), a Texas limited liability company, CATCHMARK TEXAS TIMBERLANDS, L.P. (“CatchMark Texas LP”), a Texas limited liability company, CATCHMARK SOUTH CAROLINA TIMBERLANDS, LLC, a South Carolina limited liability company (“CatchMark SC”), CATCHMARK SOUTHERN HOLDINGS II GP, LLC, a Delaware limited liability company (“CatchMark Southern Holdings”), CATCHMARK SOUTHERN TIMBERLANDS II, L.P., a Delaware limited partnership (“CatchMark Southern Timberlands”), CATCHMARK TRS HARVESTING OPERATIONS II, LLC, a Delaware limited liability company (“CatchMark TRS Subsidiary II”), CATCHMARK TRS INVESTMENTS, LLC, a Delaware limited liability company (“CatchMark TRS Member”), CATCHMARK TRS MANAGEMENT, LLC, a Delaware limited liability company (“CatchMark TRS Manager”), CATCHMARK TIMBER TRUST, INC., a Maryland corporation (“CatchMark Timber”), CATCHMARK LP HOLDER, LLC, a Delaware limited liability company (“LP Holder”), and each Additional Grantor that may from time to time become a party hereto (the Borrower, Timberlands II, CatchMark TRS, CatchMark TRS Subsidiary, CatchMark HBU, CatchMark Texas GP, CatchMark Texas LP, CatchMark SC, CatchMark Southern Holdings, CatchMark Southern Timberlands, CatchMark TRS Subsidiary II, CatchMark TRS Member, CatchMark TRS Manager, CatchMark Timber, LP Holder and such Additional Grantors are collectively referred to as the “Grantors” and individually as a “Grantor”), in favor of COBANK, ACB, as administrative agent (in such capacity, the “Administrative Agent”) for the benefit of itself and each other Lender Party. This Agreement amends and restates in its entirety that certain Third Amended and Restated Security Agreement, dated as of December 23, 2014 (as amended, supplemented, restated or otherwise modified from time to time, the “Original Security Agreement”), among the Grantors party thereto in favor of the Administrative Agent for the benefit of itself and each other Lender Party.
W I T N E S S E T H:
WHEREAS, pursuant to the Fifth Amended and Restated Credit Agreement, dated as of the date hereof (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the other Loan Parties party thereto from time to time as Guarantors, the various lending institutions as are, or may from time to time become, parties thereto (collectively, the “Lenders”), and the Administrative Agent in its capacity as administrative agent for the Lender Parties, the Lenders have extended Commitments to make Loans to the Borrower;

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WHEREAS, as a condition precedent to the effectiveness of the Credit Agreement, and as a condition to the obligation of each Lender to make Loans to the Borrower and each Issuing Lender to issue Letters of Credit pursuant to the terms of the Credit Agreement, each Grantor is required to execute and deliver this Agreement; and
WHEREAS, each Grantor has duly authorized the execution, delivery and performance of this Agreement;
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders to make the Loans to the Borrower and any Issuing Lender to issue Letters of Credit pursuant to the Credit Agreement, each Grantor agrees with the Administrative Agent, for its benefit and the benefit of each other Lender Party, to amend and restate the Original Security Agreement in its entirety as follows:
ARTICLE I
DEFINITIONS
SECTION 1.1.    Certain Terms. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):
“Additional Grantors” is defined in clause (b) of Section 7.2.
“Administrative Agent” is defined in the preamble.
“Agreement” is defined in the preamble.
“Assigned Agreements” is defined in clause (p) of Section 2.1.
“Borrower” is defined in the preamble.
“Collateral” is defined in Section 2.1.
“Collateral Account” is defined in clause (a) of Section 4.15.
“Computer Hardware and Software Collateral” means (a) all computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware; (b) all software programs (including both source code, object code and all related applications and data files) designed for use on the computers and electronic data processing hardware described in clause (a); (c) all licenses and leases of software programs; (d) all firmware associated therewith; (e) all documentation (including flow charts, logic diagrams, manuals, guides and specifications) with respect to such hardware, software and firmware described in the clauses (a) through (c); and (f) all rights with respect to all of the foregoing, including any and all copyrights, licenses, options, warranties, service contracts, program services, test rights,

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maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing.
“Copyright Collateral” means all copyrights of each Grantor (including Community designs, copyrights in software and databases and all Mask Works (as defined under 12 U.S.C. 901 of the U.S. Copyright Act)), whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world including all of such Grantor’s right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world and also including the copyrights referred to in Item A of Schedule IV attached hereto (as such Schedule may be amended or supplemented from time to time), and all applications for registration thereof, whether pending or in preparation, all copyright licenses, including each copyright license referred to in Item B of Schedule IV attached hereto (as such Schedule may be amended or supplemented from time to time), the right to sue for past, present and future infringements of any thereof, all rights corresponding thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.
“Credit Agreement” is defined in the first recital.
“Deposit Account” has the meaning provided for in the U.C.C. and includes, without limitation, each lock-box account, concentration account and other collateral accounts maintained by each Grantor, together with all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing such accounts) maintained with a bank (including those accounts identified on Item I of Schedule I attached hereto, as such Schedule may be amended or supplemented from time to time); provided however, any Excluded Accounts shall not be deemed to be a “Deposit Account.”
“Equipment” has the meaning provided for in the U.C.C. and includes, without limitation, all Equipment wherever located and whether or not affixed to any real property, including all accessories, additions, attachments, improvements, substitutions and replacements thereto and therefor.
“General Intangible” has the meaning provided for in the U.C.C. and includes, without limitation, all Material Agreements, all Intellectual Property Collateral, all rights under or evidenced by choses in action or causes of action, all judgments, tax refund claims, claims against carriers and shippers, claims under liens and insurance policies, all rights under security agreements, guarantees, indemnities and other instruments and contracts securing or otherwise relating to any of the foregoing, and all other intangible personal property of every kind and nature, and all accessions, additions, improvements, modifications and upgrades to, replacements of and substitutions for the foregoing.
“Grantor” and “Grantors” are defined in the preamble.
“Intellectual Property Collateral” means, collectively, the Computer Hardware and Software Collateral, the Copyright Collateral, the Patent Collateral, the Trademark Collateral and the Trade Secrets Collateral.

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“Inventory” has the meaning provided for in the U.C.C. and includes, without limitation, all goods manufactured, acquired or held for sale or lease, all raw materials, component materials, work-in-progress and finished goods, all supplies, goods and other items and materials used or consumed in the manufacture, production, packaging, shipping, selling, leasing or furnishing of such inventory or otherwise in the operation of the business or each Grantor, all goods in which each Grantor now or at any time hereafter has any interest or right of any kind, and all goods that have been returned to or repossessed by or on behalf of each Grantor, in each case whether or not the same is in transit or in the constructive, actual or exclusive occupancy or possession of any Grantor or all accessions thereto, products thereof and documents therefor.
“InvestLine Account” means (a) any InvestLine Loan Party Account and (b) any InvestLine Related Loan Party Subaccount; provided however, any Excluded Accounts shall not be deemed to be an “InvestLine Account.”
“Investment Accounts” means, collectively, all Collateral Accounts, commodities accounts, Deposit Accounts, InvestLine Accounts and Securities Accounts.
“Lenders” are defined in the first recital.
“Material Account Collateral” means all of each Grantor’s right, title and interest in, to and under the following property, whether any Grantor now has or hereafter acquires ownership or other rights therein regardless of where located:
(a)    each Investment Account and all cash, checks, drafts, certificates, securities, instruments, investment property, security entitlements, commodity contracts, and other financial assets credited, carried, deposited or held in any Investment Account, including, without limitation, all deposits or wire transfers made to any Investment Account, and any and all Material Account Collateral;
(b)    any and all amounts or value on deposit in, held in, carried in, or credited to any Investment Account that are invested in Cash Equivalent Investments;
(c)    all interest, dividends, cash, instruments and other property from time to time received, receivable, or otherwise payable in respect of, or in exchange for, any or all of the foregoing; and
(d)    to the extent not covered by clauses (i), (ii) or (iii), all Proceeds of any or all of the foregoing.
“Original Security Agreement” is defined in the preamble.
“Patent Collateral” means (a) all letters patent and applications for letters patent throughout the world (including all patent applications in preparation for filing anywhere in the world), including each patent and patent application referred to in Item A of Schedule II attached hereto (as such Schedule may be amended or supplemented from time to time); (b) all patent licenses, including each patent license referred to in Item B of Schedule II attached hereto (as such Schedule may be

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amended or supplemented from time to time); (c) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clauses (a) and (b) above; and (d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, including any patent or patent application referred to in Item A of Schedule II attached hereto (as such Schedule may be amended or supplemented from time to time), and for breach or enforcement of any patent license, including any patent license referred to in Item B of Schedule II attached hereto (as such Schedule may be amended or supplemented from time to time), and all rights corresponding thereto throughout the world.
“Proceeds” has the meaning provided for in the U.C.C. and includes, without limitation, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to any Grantor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to any Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority, (c) any claim of any Grantor against third parties for past, present or future infringement of any Intellectual Property Collateral, (d) any recoveries by any Grantor against third parties with respect to any litigation or dispute concerning any of the Collateral, including claims arising out of the loss or nonconformity of, interference with the use of, defects in, or infringement of rights in, or damage to, the Collateral, and (e) any and all other amounts, rights to payment or other property acquired upon the Disposition of the Collateral and all rights arising out of the Collateral.
“Receivables Collateral” means all Collateral relating to the right of payment for goods or other property Disposed of, or services rendered or to be rendered, including all such rights evidenced by any Account, Document, Instrument, Chattel Paper, General Intangible or Investment Property.
“Secured Obligations” is defined in Section 2.2.
“Securities Account” means all “securities accounts” as defined in Article 8 of the U.C.C. and shall include, without limitation, all the accounts identified on Item J of Schedule I attached hereto (as such Schedule may be amended or supplemented from time to time).
“Security Agreement Supplement” is defined in clause (b) of Section 7.2.
“Supporting Obligation” means a Letter-of-Credit Right or secondary obligation that supports the payment or performance of an Account, Chattel Paper, Document, General Intangible, Instrument or Investment Property, including all security agreements, guaranties, leases and other contracts securing or otherwise relating to any such Accounts, Chattel Paper, Documents, Instruments, including Goods represented by the sale or lease of delivery which gave rise to any of the foregoing, returned or repossessed merchandise and rights of stoppage in transit, replevin, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party.
“Trademark” is defined in the definition “Trademark Collateral”.

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“Trademark Collateral” means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, service marks, certification marks, collective marks, logos, internet domain names, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (all of the foregoing items in this clause (a) being collectively called a “Trademark”), now existing anywhere in the world or hereafter adopted, acquired, or arising, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country, including those referred to in Item A of Schedule III attached hereto (as such Schedule may be amended or supplemented from time to time); (b) all Trademark licenses, including each Trademark license referred to in Item B of Schedule III attached hereto (as such Schedule may be amended or supplemented from time to time); (c) all reissues, extensions or renewals of any of the items described in clauses (a) and (b) above; (d) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clauses (a) and (b) above; and (e) all proceeds of, and rights associated with, the foregoing, including any claim by each Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, including any Trademark, Trademark registration or Trademark license referred to in Item B of Schedule III attached hereto (as such Schedule may be amended or supplemented from time to time), or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.
“Trade Secret” is defined in the definition “Trade Secrets Collateral”.
“Trade Secrets Collateral” means common law and statutory trade secrets and all other confidential or proprietary information and all know-how obtained by or used in or contemplated at any time for use in the business of any Grantor (all of the foregoing being collectively called a “Trade Secret”), whether or not such Trade Secret has been reduced to a writing or other tangible form (including all documents and things embodying, incorporating or referring in any way to such Trade Secret, all Trade Secret licenses), including each Trade Secret license referred to in Schedule V attached hereto (as such Schedule may be amended or supplemented from time to time), and including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.
“U.C.C.” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that if, by reason of Law, the validity or perfection or the effect of validity or perfection or non-perfection or the priority of any security interest in any Collateral granted under this Agreement is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, then as to such matters “U.C.C.” shall mean the Uniform Commercial Code as in effect in such other jurisdiction.
SECTION 1.2.    Credit Agreement Definitions; Rules of Construction. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including

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its preamble and recitals, have the meanings provided in the Credit Agreement. The rules of construction set forth in Section 1.3 of the Credit Agreement shall be deemed incorporated in this Agreement as if set forth in full herein.
SECTION 1.3.    U.C.C. Definitions. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Agreement, including its preamble and recitals, with such meanings. Without limiting the foregoing the following terms are used herein as defined (or in the case of “Control”, as described) in the U.C.C.: Account, Authenticate, Certificated Securities, Chattel Paper, Commercial Tort Claim, Commodities Accounts, Commodity Customer, Control, Documents, Electronic Chattel Paper, Entitlement Holder, Entitlement Orders, Fixtures, Goods, Instruments, Investment Property, Letter-of-Credit Right, Money, Payment Intangibles, Security Entitlements, Uncertificated Securities and Tangible Chattel Paper.
ARTICLE II
SECURITY INTEREST
SECTION 2.1.    Grant of Security Interest. Each Grantor hereby pledges, hypothecates, collaterally assigns, charges, mortgages and pledges to the Administrative Agent for its benefit and the ratable benefit of each of the other Lender Parties, and hereby grants to the Administrative Agent, for its benefit and the ratable benefit of each of the other Lender Parties, a security interest in, all of such Grantor’s right, title and interest in and to the following, whether such Grantor now has or hereafter acquires ownership or other rights therein (collectively, the “Collateral”):
(a)    all Equipment in all of its forms of such Grantor;
(b)    all Inventory in all of its forms of such Grantor;
(c)    all Accounts in all of its forms of such Grantor;
(d)    all Intellectual Property Collateral in all of its forms of such Grantor;
(e)    all General Intangibles in all of its forms of such Grantor;
(f)    all Investment Property in all of its forms of such Grantor;
(g)    all Investment Accounts in all of its forms in which each such Grantor has any interest, including any Collateral Account, Revenue Account, CatchMark TRS Subsidiary Account or other Investment Account;
(h)    all Chattel Paper in all of its forms of such Grantor;
(i)    all Commercial Tort Claims in all of its forms of such Grantor;
(j)    all Goods in all of its forms of such Grantor;
(k)    all Instruments in all of its forms of such Grantor;

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(l)    all Payment Intangibles in all of its forms of such Grantor;
(m)    all Documents in all of its forms of such Grantor;
(n)    all Supporting Obligations in all of its forms of such Grantor;
(o)    all Letters of Credit in all of its forms of such Grantor and and all Letter-of-Credit Rights in all of its forms of such Grantor;
(p)    all of such Grantor’s right, title and interest in and to all of its Material Agreements and Transaction Documents, and each Rate Protection Agreement to which such Grantor is now or may hereafter become a party, in each case as such agreements may be amended or otherwise modified from time to time (collectively, the “Assigned Agreements”), including (i) all rights of such Grantor to receive moneys due and to become due under or pursuant to the Assigned Agreements; (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements; (iii) all claims of such Grantor for damages arising out of or for breach of or default under the Assigned Agreements; and (iv) the right of such Grantor to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder;
(q)    all Fixtures in all of its forms of such Grantor;
(r)    the Material Account Collateral;
(s)    all oil, gas and other minerals before extraction;
(t)    all of such Grantor’s other property and rights of every kind and description and interests therein, including all Cash Equivalent Investments, moneys, securities and other property, now or hereafter held or received by, or in transit to, the Administrative Agent or any Lender from or for such Grantor, whether for safekeeping, pledge, custody, transmission, collection or otherwise;
(u)    all of such Grantor’s books, records, documents, instruments, electronic databases, computer records, ledger cards, customer lists, manuals, files, correspondence, tapes, drafts and related data processing software, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any and all of the foregoing Collateral; and
(v)    all Proceeds of any and all of the foregoing Collateral;
provided, however, that

(1)
any agreement to which any Grantor is a party shall be excluded from the security interest granted by such Grantor under this Section to the extent that the assignment thereof or the creation of a security interest therein would constitute a breach of the terms of such agreement, or would permit any party to such agreement to terminate such agreement, in each case as such agreement is in effect on the date of this Agreement or the date on which

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such agreement is first entered into by the applicable Grantor; provided, further, however, that (i) any of the agreements excluded in accordance with the foregoing proviso shall cease to be so excluded if, at such time, (A) the prohibition of assignment or creation of a security interest in such agreement is no longer in effect, or is rendered ineffective as a matter of law, or (B) the applicable Grantor has obtained all of the consents of the other parties to such agreement necessary for the assignment of, or creation of a security interest in, such agreement and (ii) with respect to any Material Agreement or Material Transaction Document referred to in clause (p) of this Section, such Grantor shall obtain any such necessary consent to the extent such consent is requested by the Administrative Agent in its sole discretion;

(2)
“intent to use” Trademark applications shall be excluded from the security interest granted by each Grantor under this Section, in each case, only until such time as such Grantor begins to use such Trademarks (the security interest provided herein in such Trademark shall be deemed granted by such Grantor at such time and will attach immediately without further action);

(3)	the Equity Interests of any Unrestricted Timber Subsidiary shall be excluded from the security interest granted by CatchMark Timber under this Section; and

(4)
pursuant to Section 7.1.16(c) of the Credit Agreement, each Farm Credit Lender’s Pro Rate Share of the Loans and other Secured Obligations due to such Farm Credit Lender shall be secured by a statutory first Lien on such Farm Credit Lender’s Farm Credit Equities, but such Farm Credit Equities shall not constitute security for the Secured Obligations due to any Lender Party other than such Farm Credit Lender.

If at any time the creation, attachment or perfection of the security interest granted herein in any property subject to clause (1) of the proviso to this Section 2.1 shall be permitted or consent in respect thereof shall have been obtained, then the applicable Grantor shall at such time be deemed to have granted a security interest in such property (and such security interest will attach immediately without further action). Notwithstanding anything to the contrary set forth above, the rights to receive, and any interest in, all Proceeds of, or monies or other consideration received or receivable from or attributable to the Disposition of, any of the property subject to this Section 2.1 (to the extent a direct security interest in such property or Proceeds from the Disposition of such property shall not have already been granted) shall attach immediately and be subject to the security interest granted pursuant to Section 2.1.
SECTION 2.2.    Security for Obligations. This Agreement secures the prompt payment in full in cash of all the Obligations, including all amounts payable by the Borrower and each other Loan Party under or in connection with the Credit Agreement, the Notes and each other Loan Document, each Rate Protection Agreement and each document and agreement relating to or on account of any Secured Bank Product, whether for principal, interest, costs, fees, expenses, indemnities or otherwise and whether now or hereafter existing (all of such obligations being the “Secured Obligations”); provided however, in each case, Excluded Swap Obligations of any Grantor shall in any event be excluded from “Secured Obligations” owing by such Grantor.

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SECTION 2.3.    Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until payment in full in cash of all Secured Obligations (on terms and pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent) and the irrevocable termination of all the Commitments, at which time the security interest granted herein shall terminate and all rights to the Collateral shall revert to the Grantors. In the event that any part of the Collateral is Disposed of in connection with a Disposition permitted under the Credit Agreement (other than a Disposition to a Grantor) the security interest granted herein shall terminate with respect to such Collateral and all rights therein shall revert to the applicable Grantor or Grantors. Upon any such termination or release, the Administrative Agent will, at each Grantor’s sole expense and without any representations, warranties or recourse of any kind whatsoever, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination or release.
SECTION 2.4.    Security Interest Absolute. All rights of the Administrative Agent and the security interests granted to the Administrative Agent hereunder, and all obligations of each Grantor hereunder, shall be absolute and unconditional, irrespective of:
(a)    any lack of validity, legality or enforceability of any Loan Document, any Rate Protection Agreement or any document or agreement relating to or on account of any Secured Bank Product;
(b)    the failure of any Lender Party:
(i)    to assert any claim or demand or to enforce any right or remedy against any Grantor, any other Loan Party or any other Person under the provisions of any Loan Document or otherwise; or
(ii)    to exercise any right or remedy against any other guarantor of, or collateral securing, any Secured Obligation of any Grantor or of any other Loan Party;
(c)    any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other extension, compromise or renewal of any Secured Obligation, including any increase in the Secured Obligations resulting from the extension of additional credit to any Grantor or any other Loan Party or otherwise;
(d)    any reduction, limitation, impairment or termination of any Secured Obligation of any Grantor or of any other Loan Party for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Grantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Secured Obligation of any Grantor or of any other Loan Party or otherwise;
(e)    any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of any Loan Document or any Rate Protection Agreement or any document or agreement relating to or on account of any Secured Bank Product;

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(f)    any addition, exchange, release, surrender or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Secured Obligations; or
(g)    any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Grantor, any other Loan Party, any surety or any guarantor or otherwise, including as a result of any proceeding of the nature referred to in Section 8.1.7 of the Credit Agreement.
SECTION 2.5.    Grantors Remain Liable. Anything herein to the contrary notwithstanding:
(a)    each Grantor shall remain liable under the contracts and agreements included in the Collateral (including the Assigned Agreements) to the extent set forth therein, and shall perform all of such Grantor’s duties and obligations under such contracts and agreements to the same extent as if this Agreement had not been executed;
(b)    each Grantor will comply in all material respects with all material Law relating to the ownership and operation of the Collateral, including all registration requirements under applicable material Law, and shall pay when due all taxes, fees and assessments imposed on or with respect to the Collateral, except to the extent (A) the validity thereof is being diligently contested in good faith by appropriate proceedings which suspend the collection thereof and any Lien therefrom and for which adequate reserves in accordance with GAAP have been set aside by such Grantor, and (B) could not reasonably be expected to have, either individually or in the aggregate, a material liability to any Grantor;
(c)    the exercise by the Administrative Agent of any of its rights hereunder shall not release any Grantor from any of such Grantor’s duties or obligations under such Grantor’s Organizational Documents or any contract or agreement included in the Collateral; and
(d)    neither the Administrative Agent nor any other Lender Party shall have any obligation or liability under any Organizational Document or any contracts or agreements included in the Collateral by reason of this Agreement, nor shall the Administrative Agent or any other Lender Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.
SECTION 2.6.    Waiver of Subrogation. Each Grantor hereby irrevocably waives to the extent permitted by Law and until such time as the Secured Obligations shall have been paid in full in cash (on terms and pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent) and all the Commitments have irrevocably terminated, any claim or other rights which such Grantor may now or hereafter acquire against the Borrower or any other Loan Party that arises from the existence, payment, performance or enforcement of such Grantor’s obligations under this Agreement or any other Loan Document or otherwise, including any right of subrogation, reimbursement, exoneration or indemnification, and any right to participate in any claim or remedy of any Lender Party against the Borrower or any other Loan Party or any collateral which any Lender Party now has or hereafter acquires, whether or not such claim, remedy or right

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arises in equity or under contract or Law. If any amount shall be paid to any Grantor in violation of the preceding sentence, such amount shall be deemed to have been paid to such Grantor for the benefit of, and held in trust for, the Lender Parties, and shall forthwith be paid to the Administrative Agent to be credited and applied against the Secured Obligations, whether matured or unmatured. Each Grantor acknowledges that such Grantor will receive direct and indirect benefits for the financing arrangements contemplated by the Credit Agreement and that the waiver set forth in this Section is knowingly made in contemplation of such benefits
ARTICLE III
REPRESENTATIONS AND WARRANTIES
Each Grantor represents and warrants unto each Lender and the Administrative Agent as set forth in this Article.
SECTION 3.1.    Location of Grantors; Collateral, etc. Item E of Schedule I attached hereto (as such Schedule may be amended or supplemented from time to time) identifies for such Grantor the state in which it is organized and the relevant organizational identification number (or states that one does not exist). All of the Equipment, Inventory (other than Inventory that is in-transit to a location specified in Item B of Schedule I attached hereto on a vehicle owned or leased by a Grantor) and Fixtures of such Grantor are located at the places specified in Item A, Item B and Item H, respectively, of Schedule I attached hereto (as such Schedule may be amended or supplemented from time to time). The principal place of business and chief executive office of such Grantor and the office where such Grantor keeps its records concerning the Collateral, and the original copies of each Assigned Agreement and all originals of all Instruments and Tangible Chattel Paper, are located at the places specified in Item C of Schedule I attached hereto (as such Schedule may be amended or supplemented from time to time). Except as set forth in Item D of Schedule I attached hereto or in the first paragraph of this Agreement, such Grantor has no trade names and has not been known by any legal name different from the one set forth on the signature page hereto. Except as notified by such Grantor to the Administrative Agent, such Grantor is not a party to any one or more federal, state or local government contracts.
SECTION 3.2.    Ownership, No Liens, etc. Such Grantor owns its portion of the Collateral free and clear of any Lien, except for the security interest created by this Agreement and except as otherwise permitted by Section 7.2.3 of the Credit Agreement. Except as disclosed in Item F of Schedule I attached hereto (as such Schedule may be amended or supplemented from time to time) or from time to time to the Administrative Agent, none of the Collateral is in the possession of any consignee, bailee, warehouseman, agent or processor, located on any leased property or subject to the Control (as defined in the Credit Agreement) of any Person, other than the Administrative Agent or such Grantor.
SECTION 3.3.    Receivables Collateral and Assigned Agreements. %3. All Receivables Collateral (i) is and will be the legal, valid and binding obligation of the Account Debtor in respect thereof, representing an unsatisfied obligation of such Account Debtor, (ii) is and will be enforceable in accordance with its terms, (iii) is not and will not be subject to any setoffs, defenses, taxes, counterclaims (except with respect to refunds, returns and allowances in the ordinary course

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of business with respect to damaged merchandise) and (iv) is and will be in compliance with all Law.
(a)    Such Grantor has delivered to the Administrative Agent exclusive Control of all intangible Chattel Paper and possession of all originals of all Instruments and Tangible Chattel Paper currently owned or held by such Grantor (duly endorsed in blank in favor of the Administrative Agent), and true and correct copies of each Assigned Agreement.
SECTION 3.4.    Intellectual Property Collateral. With respect to any Intellectual Property Collateral that is material to the operations of any Grantor:
(a)    such Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, and is valid and enforceable;
(b)    such Grantor has made all necessary filings and recordations to protect its interest in such Intellectual Property Collateral, including recordations of all of its interests in (i) the Patent Collateral and Trademark Collateral in the United States Patent and Trademark Office and in corresponding offices throughout the world and (ii) the Copyright Collateral in the United States Copyright Office and in corresponding offices throughout the world;
(c)    in the case of any such Intellectual Property Collateral that is owned by such Grantor, such Grantor is the exclusive owner of the entire and unencumbered right, title and interest in and to such Intellectual Property Collateral and no claim has been made that the use of such Intellectual Property Collateral does or may violate the asserted rights of any third party;
(d)    in the case of any such Intellectual Property Collateral that is licensed by such Grantor, such Grantor is in compliance with all the material terms of such license; and
(e)    such Grantor has performed and will continue to perform all acts and has paid and will continue to pay all required fees and taxes to maintain each and every item of such Intellectual Property Collateral in full force and effect throughout the world.
Such Grantor owns directly or is entitled to use by license or otherwise, all patents, trademarks, trade secrets, copyrights, licenses, technology, know-how, processes and other intellectual property that is necessary for the proper conduct of such Grantor’s business.
SECTION 3.5.    Assigned Agreements. The Assigned Agreements of such Grantor, true and complete copies of which have been furnished to the Administrative Agent, have been duly authorized, executed and delivered by such Grantor and (to the best knowledge of such Grantor) each other party thereto, are in full force and effect and are binding upon and enforceable against such Grantor and (to the best knowledge of such Grantor) each other party thereto, in accordance with their terms, subject to the effect of any Debtor Relief Laws and general principles of equity (regardless of whether considered in a proceeding in equity or at law). To the knowledge of such Grantor, there exists no default under any Assigned Agreement by any party thereto. With respect to each Assigned Agreement a duly executed Collateral Assignment of Material Agreement to the

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extent required by the Credit Agreement has been delivered to the Administrative Agent with respect thereto.
SECTION 3.6.    Commercial Tort Claims. Except for matters disclosed in Item G of Schedule I attached hereto (as such Schedule may be amended or supplemented from time to time) no Grantor owns any Commercial Tort Claims. The Administrative Agent has a perfected first priority security interest in such Commercial Tort Claims.
SECTION 3.7.    Investment Accounts. Item I of Schedule I attached hereto (as such Schedule may be amended or supplemented from time to time) identifies each Deposit Account of each Grantor, Item J of Schedule I attached hereto (as such Schedule may be amended or supplemented from time to time) identifies each Securities Account of each Grantor, Item M of Schedule I attached hereto (as such Schedule may be amended or supplemented from time to time) identifies each InvestLine Account of each Grantor and Item K of Schedule I attached hereto (as such Schedule may be amended or supplemented from time to time) identifies each Commodities Account or other Investment Account of each Grantor. Each Grantor is (i) the sole Entitlement Holder of each such Securities Account; (ii) the sole holder of each such InvestLine Loan Party Account; (iii) the sole beneficial interest holder of each such InvestLine Related Loan Party Subaccount; (iv) the sole customer with respect to each such Deposit Account; and (v) the sole Commodity Customer with respect to each such commodities account. No Grantor has consented or has knowledge that any Person, other than the Administrative Agent, has Control over any interest in any such Investment Account, and the Administrative Agent has exclusive Control over each such Investment Account.
SECTION 3.8.    Inventory. All Inventory is, and will be, of good and merchantable quality, free from any material defects. Such Inventory is not, and will not be, subject to any licensing, patent, trademark, trade name or copyright agreement with any Person that restricts such Grantor’s or Administrative Agent's ability to manufacture and/or sell such Inventory. The completion and manufacturing process of such Inventory by a Person other than such Grantor would be permitted under any contract to which such Grantor is a party or to which the Inventory is subject. Such Grantor does not sell any Inventory to any customer on approval or on any other basis that entitles the customer to return, or which may obligate the Debtor to repurchase, such Inventory.
SECTION 3.9.    Letter of Credit Rights. Item L of Schedule I attached hereto (as such Schedule may be amended or supplemented from time to time) identifies all letters of credit to which such Grantor has rights. Such Grantor has obtained the consent of each issuer of each such letter of credit to the assignment of the proceeds thereof to the Administrative Agent. The Administrative Agent has exclusive Control over the Letter-of-Credit Rights related to such letters of credit.
SECTION 3.10.    Valid Security Interest. Upon (a) the filing of U.C.C. financing statements in the U.C.C. filing offices of each jurisdiction referred to in Item E of Schedule I attached hereto that names each Grantor as “Debtor” and the Administrative Agent as “Secured Party” and adequately describes the Collateral; (b) the filing of this Agreement with the United States Patent and Trademark Office and the United States Copyright Office, as the case may be, with respect to all Intellectual Property Collateral; (c) consent of each applicable issuer with respect to Letter of

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Credit Rights and (d) execution of any control agreement establishing the Administrative Agent’s Control with respect to the applicable Investment Accounts, the security interest granted pursuant to this Agreement creates a valid, first priority perfected security interest in the Collateral, together with all Proceeds thereof, subject to no other Liens other than Liens permitted under Section 7.2.3 of the Credit Agreement, securing the payment of the Secured Obligations.
SECTION 3.11.    Authorization, Approval, etc. No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required either for (a) the grant by such Grantor of the security interest granted hereby or for the execution, delivery and performance of this Agreement by such Grantor or (b) the perfection of or the exercise by the Administrative Agent of its rights and remedies hereunder (other than the taking of those actions referred to in Section 3.10).
SECTION 3.12.    Due Execution, Validity, Etc. Such Grantor has full corporate, partnership or limited liability company power and authority, and holds all requisite licenses, permits and other approvals of Governmental Authorities, to enter into and perform such Grantor’s obligations under this Agreement. The execution, delivery and performance by such Grantor of this Agreement does not contravene or result in a default under such Grantor’s Organizational Documents or contravene or result in a default under any contractual restriction, Lien or Law binding on such Grantor. This Agreement has been duly authorized by such Grantor, has been duly executed and delivered by or on behalf of such Grantor and constitutes the legal, valid and binding obligation of such Grantor enforceable in accordance with its terms, subject to the effect of any Debtor Relief Laws and general principles of equity (regardless of whether considered in a proceeding in equity or at law).
ARTICLE IV
COVENANTS
Each Grantor covenants and agrees that, until all the Secured Obligations have been paid in full in cash (on terms and pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent) and all the Commitments have been irrevocably terminated, such Grantor will, perform the obligations set forth in this Section.
SECTION 4.1.    Equipment and Inventory. Each Grantor hereby agrees that it shall:
(a)    keep all of its Equipment, Inventory (other than Inventory sold in the ordinary course of business or that is in-transit to a location specified in Item A or Item B of Schedule I attached hereto (as such Schedule may be amended or supplemented from time to time) on a vehicle owned or leased by a Grantor) and the Documents evidencing the same at the places therefor specified in Item C of Schedule I attached hereto to (as such Schedule may be amended or supplemented from time to time) unless such Grantor has given at least 30 days’ prior notice to the Administrative Agent of another location, and all action, if any, necessary to maintain in accordance with the terms hereof the Administrative Agent’s perfected first priority security interest therein shall have been taken with respect to such Equipment, Inventory and Documents;

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(b)    comply with the covenants contained in Section 7.1.3 of the Credit Agreement relating to the maintenance of its properties;
(c)    comply with the covenants contained in clause (c) of Section 7.1.2 of the Credit Agreement regarding the payment of taxes and other charges of Governmental Authorities; and
(d)    not deliver any Document evidencing any Equipment or Inventory to any Person other than the issuer of such Document to claim the Goods evidenced therefor or the Administrative Agent.
SECTION 4.2.    Receivables Collateral and General Intangibles. %3. Each Grantor shall keep its principal place of business, chief executive office and the office where it keeps its records concerning the Receivables Collateral and all originals of the Assigned Agreements Instruments and Tangible Chattel Paper, at the places specified in Section 3.1 unless such Grantor has given at least 30 days’ prior notice to the Administrative Agent and all actions, if any, necessary to maintain the Administrative Agent’s perfected first priority security interest shall have been taken with respect to such Collateral; not change its name or state of organization unless such Grantor has given at least 30 days’ prior notice to the Administrative Agent and all actions, if any, necessary to maintain the Administrative Agent’s perfected first priority security interest shall have been taken with respect to all of the Collateral; hold and preserve such records, Assigned Agreements, Instruments and Chattel Paper; and permit representatives of the Administrative Agent at any time during normal business hours, upon reasonable notice, to inspect and make abstracts of the same.
(a)    Each Grantor shall diligently endeavor to collect its Receivables Collateral and all amounts owing to it thereunder in the ordinary course of its business consistent with past practices and shall apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balances thereof, provided that during the continuance of any Event of Default such Grantor shall, at the request of the Administrative Agent, take such action as the Administrative Agent may deem necessary or advisable to enforce such collection. No Grantor shall, except to the extent done in the ordinary course of its business consistent with past practices and in accordance with sound business judgment (i) grant any extension of the time for payment of any Receivables Collateral, (ii) compromise or settle any Receivables Collateral for less than the full amount thereof, (iii) release, in whole or in part, any Person or property liable for the payment of any Receivables Collateral, or (iv) allow any credit or discount on any Receivables Collateral; provided that during the continuance of any Event of Default each Grantor shall comply with any limitations on the foregoing actions or specified by the Administrative Agent to such Grantor. In no event shall any Grantor amend, modify, terminate or waive any provision of any Receivables Collateral in a manner which could reasonably be expected to have a material adverse effect on such Receivables Collateral. Each Grantor will use its best efforts to keep in full force and effect any Supporting Obligation relating to any Receivables Collateral.
SECTION 4.3.    Investment Property. Other than with respect to any Investment Property excluded from the security interest granted by Section 2.1 pursuant to the provisions thereto, each Grantor will take any and all actions necessary to (a) cause the Administrative Agent to obtain exclusive Control of any Investment Property owned by such Grantor in a manner

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acceptable to the Administrative Agent and (b) obtain from any issuers of such Investment Property and such other Persons, for the benefit of the Administrative Agent, written confirmation of the Administrative Agent’s Control over such Investment Property upon terms and conditions acceptable to the Administrative Agent. For purposes of this Section, the Administrative Agent shall have exclusive Control of Investment Property if (i) such Investment Property consists of Certificated Securities and such Grantor delivers such Certificated Securities to the Administrative Agent (with appropriate endorsements if such Certificated Securities are in registered form); (ii) such Investment Property consists of Uncertificated Securities and the issuer thereof agrees, pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent, that it will comply with instructions originated by the Administrative Agent without further consent by such Grantor; and (iii) such Investment Property consists of Security Entitlements and either (A) the Administrative Agent becomes the Entitlement Holder thereof or (B) the appropriate Securities Intermediary agrees, pursuant to documentation in form and substance satisfactory to Administrative Agent, that it will comply with Entitlement Orders originated by the Administrative Agent without further consent by such Grantor.
SECTION 4.4.    Intellectual Property Collateral. %3. No Grantor shall, unless such Grantor shall reasonably and in good faith determine (and notice of such determination shall have been delivered to the Administrative Agent) that such action or omission could not reasonably be expected to have a Material Adverse Effect, do any act, or omit to do any act, whereby any of the Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable.
(a)    No Grantor shall, and no Grantor shall permit any of its licensees to, unless such Grantor shall reasonably and in good faith determine (and notice of such determination shall have been delivered to the Administrative Agent) that such action or omission could not reasonably be expected to have a Material Adverse Effect:
(A)    fail to continue to use any of the Trademark Collateral in order to maintain all of the Trademark Collateral in full force free from any claim of abandonment for non-use;
(B)    fail to maintain as in the past the quality of products and services offered under all of the Trademark Collateral;

(C)    fail to employ all of the Trademark Collateral registered with any federal or state or foreign authority with an appropriate notice of such registration; or

(D)    do or permit any act or knowingly omit to do any act whereby any of the Trademark Collateral may lapse or become invalid or unenforceable.

(b)    No Grantor shall, unless such Grantor shall reasonably and in good faith determine (and notice of such determination shall have been delivered to the Administrative Agent) that such action or omission could not reasonably be expected to have a Material Adverse Effect, do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral may lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof.

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(c)    Each Grantor shall notify the Administrative Agent immediately if it knows that any application or registration relating to any material item of the Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding such Grantor’s ownership of any of the Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same.
(d)    In no event shall any Grantor or any of its agents, employees, designees or licensees file an application for the registration of any Intellectual Property Collateral with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, unless it gives prior notice thereof to the Administrative Agent and, if requested by the Administrative Agent, executes and delivers any and all agreements, instruments, documents and papers as the Administrative Agent may reasonably request to evidence the Administrative Agent first priority security interest in such Intellectual Property Collateral.
(e)    Each Grantor shall take all necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, the Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes (except to the extent that dedication, abandonment or invalidation is permitted under the foregoing clauses (a), (b) and (c)).
SECTION 4.5.    Assigned Agreements. Each Grantor shall at its expense, with respect to all Assigned Agreements, comply with the covenants contained in Section 7.1.1(l) and Section 7.2.10 of the Credit Agreement. Without the prior consent of the Administrative Agent, no Grantor shall waive, settle, release or discharge any Person with respect to any of its obligations under any Assigned Agreement (other than upon due completion of such obligations by such Person).
SECTION 4.6.    Bailees, Warehouses and Leased Premises. No Collateral shall at any time be in the possession or control of any warehouse, bailee or any of any Grantor’s agents or processors, or located on any leased premises, without the Administrative Agent’s prior consent and unless the Administrative Agent has received warehouse receipts or bailee lien waivers satisfactory to the Administrative Agent prior to the commencement of such possession or control. Each Grantor shall, upon the request of the Administrative Agent, notify any such warehouse, bailee, agent, processor or lessor of the Administrative Agent’s first priority security interest in the Collateral and shall instruct such Person to hold all such Collateral for the Administrative Agent’s account subject to the Administrative Agent’s instructions given during the continuance of any Event of Default.
SECTION 4.7.    Chattel Paper and Instruments. Each Grantor will deliver to the Administrative Agent all Tangible Chattel Paper and Instruments duly endorsed and accompanied

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by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Administrative Agent. Each Grantor will provide the Administrative Agent with exclusive Control over all Electronic Chattel Paper by having the Administrative Agent identified as the assignee of the records pertaining to the single authoritative copy thereof and otherwise complying with the applicable elements of Control set forth in the U.C.C. Each Grantor will also deliver to the Administrative Agent all security agreements securing any Chattel Paper and Instruments and execute U.C.C. financing statement amendments assigning to the Administrative Agent any U.C.C. financing statements filed by such Grantor in connection with such security agreements. Each Grantor will mark conspicuously all Chattel Paper and Instruments with a legend, in form and substance reasonably satisfactory to the Administrative Agent, indicating that such Chattel Paper and Instruments are subject to the Liens created hereunder.
SECTION 4.8.    Letters of Credit. Each Grantor will deliver to the Administrative Agent all letters of credit in which it is the beneficiary thereof, duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Administrative Agent. Each Grantor will take any and all actions necessary (or reasonably requested by the Administrative Agent), from time to time, to cause the Administrative Agent to obtain exclusive Control of any Letter-of-Credit Rights owned by such Grantor in a manner reasonably acceptable to the Administrative Agent.
SECTION 4.9.    Commercial Tort Claims. Each Grantor shall advise the Administrative Agent promptly upon such Grantor becoming aware, after the date hereof, that it owns any Commercial Tort Claims. With respect to any such Commercial Tort Claims, such Grantor will execute and deliver such documents as the Administrative Agent deems necessary to create, perfect and protect the Administrative Agent’s first priority security interest in such Commercial Tort Claim.
SECTION 4.10.    Collateral Generally. %3. The Administrative Agent may, at any time following the occurrence and during the continuance of any Event of Default, notify any parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder and enforce collection of any of the Collateral by suit or otherwise and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any Indebtedness thereunder or evidenced thereby. Upon request of the Administrative Agent after the occurrence and during the continuance of any Event of Default, each Grantor will, at its own expense, notify any parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder.
(a)    Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent is authorized to endorse, in the name of each Grantor, any item, howsoever received by the Administrative Agent, representing any payment on or other Proceeds of any of the Collateral.
SECTION 4.11.    Insurance. Each Grantor will maintain or cause to be maintained insurance as provided in Section 7.1.4 of the Credit Agreement. All proceeds of insurance maintained by each Grantor so covering the Collateral shall be applied to the payment of the Secured Obligations under the circumstances provided for in the Credit Agreement. Each Grantor irrevocably makes,

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constitutes and appoints the Administrative Agent (and all officers, employees or agents designated by the Administrative Agent) as such Grantor’s true and lawful agent and attorney-in-fact for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the Proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required by Section 7.1.4 of the Credit Agreement or to pay any premium in whole or in part relating thereto, the Administrative Agent may (but is not required to) at the sole cost and expense of the Grantors, obtain and maintain such policies of insurance, pay the related premiums and take such other action as it deems reasonably advisable in accordance with Section 7.1.4(e) of the Credit Agreement. All sums disbursed by the Administrative Agent in connection with this Section including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Administrative Agent and shall be additional Secured Obligations secured hereby.
SECTION 4.12.    Investment Accounts. Each Grantor will take any and all actions necessary to cause the Administrative Agent to obtain exclusive Control of all Investment Accounts owned by such Grantor in a manner acceptable to the Administrative Agent. Upon the occurrence of any Event of Default, no Grantor shall close or terminate any Investment Account without the prior consent of the Administrative Agent and unless a successor or replacement account has been established with the consent of the Administrative Agent and is subject to a control agreement, in a manner reasonably satisfactory to the Administrative Agent.
SECTION 4.13.    Transfers and Other Liens. No Grantor shall (a) Dispose of any of the Collateral, except as permitted by the Credit Agreement, or (b) create or suffer to exist any Lien upon or with respect to any of the Collateral, except for the security interest created by this Agreement and except those permitted by Section 7.2.3 of the Credit Agreement.
SECTION 4.14.    Further Assurances, etc. Each Grantor agrees that, from time to time at its own expense, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Administrative Agent may reasonably request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor will:
(a)    mark conspicuously each asset forming a part of the Collateral with a legend, in form and substance reasonably satisfactory to the Administrative Agent, indicating that such Collateral is subject to the security interest granted hereby;
(b)    execute or authorize and file such financing or continuation statements, or amendments thereto, and such other instruments or notices (including any assignment of claim form under or pursuant to the federal assignment of claims statute, 31 U.S.C. § 3726, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof), as may be necessary, or as the Administrative Agent may reasonably request, in order to perfect and

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preserve the security interests and other rights granted or purported to be granted to the Administrative Agent hereby;
(c)    furnish to the Administrative Agent, from time to time at the Administrative Agent’s request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail;
(d)    if requested by the Administrative Agent, each Grantor which owns or leases Equipment which is subject to a certificate of title statute that requires notation of a lien thereon to perfect a security interest therein shall deliver to the Administrative Agent all original certificates of title for such Equipment, shall take all necessary steps to cause the Administrative Agent’s security interest be perfected in accordance with such statute and deliver to the Administrative Agent a schedule in reasonable detail describing such Equipment, registration number, license number and all other information required to comply with such statute; provided, however, that until the Administrative Agent makes such a request under this clause, the parties hereto acknowledge that the security interest of the Administrative Agent in such Collateral has not been perfected and all the representations and warranties, covenants and Events of Default contained herein and in the other Loan Documents which would otherwise be violated shall be deemed modified to reflect the foregoing and not be violated; and
(e)    if requested by the Administrative Agent, execute and deliver confirmatory written instruments, and obtain any consents, waivers or agreements, as may be necessary, or as the Administrative Agent may reasonably request, in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Administrative Agent hereby, but any such Grantor’s failure to do so shall not affect or limit the security interest granted hereby or the Administrative Agent’s other rights in and to the Collateral.
With respect to the foregoing and the grant of the security interest hereunder, each Grantor hereby authorizes the Administrative Agent to Authenticate and to file one or more U.C.C. financing or continuation statements, and amendments thereto, and make filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country), in each case for the purpose of perfecting, confining, continuing, enforcing or protecting the security interest granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the Administrative Agent as secured party. A carbon, photographic, telecopied or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by Law.

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SECTION 4.15.    Collateral Account. (a) Upon notice by the Administrative Agent to any Grantor pursuant to this Section following the occurrence and during the continuance of any Event of Default, all Proceeds of Collateral received by such Grantor shall be delivered in kind to the Administrative Agent for deposit or credit to a deposit account or InvestLine Account (the “Collateral Account”) of such Grantor maintained by or on behalf of the Administrative Agent, and until such Proceeds are so deposited or credited they shall be held in trust for the benefit of the Administrative Agent and shall not be commingled with the other assets of such Grantor.
(a)    The Administrative Agent shall have the right to apply any amount in the Collateral Account to the payment of any Secured Obligations, subject to and in accordance with the terms of the Credit Agreement. Subject to the rights of the Administrative Agent, each Grantor shall have the right on each Business Day, with respect to and to the extent of collected funds in the Collateral Account, to require the Administrative Agent to purchase any Cash Equivalent Investment, provided that, in the case of Certificated Securities, the Administrative Agent will retain possession thereof as Collateral and, in the case of other Investment Property, the Administrative Agent will take such actions, including registration of such Investment Property in its name, as it shall determine is necessary to perfect its security interest therein.
SECTION 4.16.    Notice of Material Adverse Effect. Each Grantor shall promptly notify the Administrative Agent, after obtaining knowledge thereof, of any event that could reasonably be expected to have a material adverse effect on any value of the Collateral, the ability of such Grantor or the Administrative Agent to Dispose of the Collateral or the rights or remedies of the Administrative Agent in relation thereto.
SECTION 4.17.    General Intangibles. Each Grantor shall use commercially reasonable efforts to obtain any consents, waivers or agreements necessary to enable Administrative Agent to exercise remedies hereunder and under the other Loan Documents and Rate Protection Agreements with respect to any of such Grantor’s rights under any General Intangibles, including such Grantor’s rights as a licensee of any Intellectual Property Collateral.
SECTION 4.18.    Additional Covenants. Each Grantor agrees that, until all the Secured Obligations have been paid in full in cash on terms and pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and all Commitments shall have irrevocably terminated, it will comply with all the terms and provisions of the Credit Agreement and the other Loan Documents, Rate Protection Agreements and documents and agreements relating to or on account of any Secured Bank Product that are applicable to it.
ARTICLE V
THE ADMINISTRATIVE AGENT
SECTION 5.1.    Administrative Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as such Grantor’s true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in such Grantor’s own name, for the purpose of carrying out the terms of this Agreement, to take, upon the occurrence and during the continuance of any Event of Default, any and all actions

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and execute any and all documents and instruments that may, in the judgment of the Administrative Agent, be necessary or desirable to accomplish the purposes of this Agreement. Without limiting the generality of the foregoing, after the occurrence and during the continuance of any Event of Default each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:
(a)    (i) demand payment of its Receivables Collateral; (ii) enforce payments of its Receivables Collateral by legal proceedings or otherwise; (iii) exercise all of its rights and remedies with respect to proceedings brought to collect its Receivables Collateral; (iv) sell or assign its Receivables Collateral upon such terms, for such amount and at such times as the Administrative Agent deems advisable; (v) settle, adjust, compromise, extend or renew any of its Receivables Collateral; (vi) discharge and release any of its Receivables Collateral; (vii) prepare, file and sign such Grantor’s name on any proof of claim in bankruptcy or other similar document against any Loan Party of any of its Receivables Collateral; (viii) notify the post office authorities to change the address for delivery of the such Grantor’s mail to an address designated by the Administrative Agent, and open and dispose of all mail addressed to such Grantor; and (ix) endorse such Grantor’s name upon any Chattel Paper, Document, Instrument, invoice, or similar document or agreement relating to any Receivables Collateral or any goods pertaining thereto;
(b)    in the case of any Intellectual Property Collateral, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Administrative Agent may request to evidence the Lender Parties’ security interest in such Intellectual Property Collateral and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;
(c)    take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under or in respect of any Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under or in respect of any Collateral whenever payable;
(d)    pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;
(e)    execute, in connection with any Disposition provided for in Section 6.1, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and
(f)    (i) direct any Person liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (ii) ask or demand for, collect, and receive payment of and give receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (iii) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other instruments, documents and chattel paper in connection with any

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of the Collateral; (iv) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (v) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (vi) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate; (vii) notify, or require any Grantor to notify, Account Debtors to make all payments directly to the Administrative Agent and change the post office box number or other address to which the Account Debtors make payments; (viii) assign any Intellectual Property Collateral (along with the goodwill of the business to which any such Intellectual Property Collateral pertains), throughout the world for such terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; and (ix) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things that the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Lender Parties’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.
Each Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.
SECTION 5.2.    Reserved.
SECTION 5.3.    Access and Examination. In order to give effect to the intent of this Agreement, the Administrative Agent may at all reasonable times and, if no Default or an Event of Default has occurred and is continuing, upon reasonable advance notice, have access to, examine, audit, make extracts from and inspect each Grantor’s records, files and books of account and the Collateral, and may discuss each Grantor’s affairs with such Grantor’s officers and management. Each Grantor will deliver to the Administrative Agent promptly following its request therefor any instrument necessary for the Administrative Agent to obtain records from any service bureau maintaining records for such Grantor. The Administrative Agent may, at the expense of the Grantors, use each Grantor’s personnel, supplies and premises as may be reasonably necessary for maintaining or enforcing the security interest granted hereunder. The Administrative Agent shall have the right, at any time, in each Grantor’s name to verify the validity, amount or any other matter relating to the Receivables Collateral; provided that the Administrative Agent shall not communicate with any account obligors of the Grantors unless an Event of Default has occurred and is continuing.
SECTION 5.4.    Administrative Agent Has No Duty. %3. The powers conferred on the Administrative Agent hereunder are solely to protect its interest (on behalf of the Lender Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. The Administrative Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the U.C.C. or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. Neither the Administrative Agent nor any of its officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so, nor shall any

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such Person be under any obligation to Dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof (including the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral). Neither the Administrative Agent nor any of its officers, directors, employees or agents shall be responsible to any Grantor for any loss, damages, depreciation or other diminution in the value of any of the Collateral that may occur as a result of or in connection with or that is in any way related to any exercise, except in respect of any damages attributable solely to any such Person’s own gross negligence or willful misconduct as determined by a final non-appealable judgment of a court of competent jurisdiction.
(a)    Each Grantor assumes all responsibility and liability arising from or relating to the use or Disposition of the Collateral. The Obligations shall not be affected by any failure of the Administrative Agent to take any steps to perfect the security interest granted hereunder or to collect or realize upon the Collateral, nor shall loss of or damage to the Collateral release any Grantor from any of its Obligations.
ARTICLE VI
REMEDIES
SECTION 6.1.    Remedies. If any Event of Default shall have occurred and be continuing:
(a)    The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it (including as provided in Section 5.1), all the rights and remedies of a secured party on default under the U.C.C. and also may:
(i)    require each Grantor to, and each Grantor hereby agrees that it will, at its expense and upon the request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at its premises or another place designated by the Administrative Agent (whether or not the U.C.C. applies to the affected Collateral);
(ii)    without demand of performance or other demand, presentment, obtaining a final judgment, protest, advertisement or notice of any kind (except any notice required by Law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), Dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale, at any of the Administrative Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by Law, at least 10 days’ prior notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. In case any sale of all or any

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part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the sale price is paid by the purchase or purchasers thereof, but the Administrative Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by Law, private) sale made pursuant to this Section, any Lender Party may bid for or purchase, free (to the extent permitted by Law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by Law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Lender Party from any Grantor as a credit against the purchase price, and such Lender Party may upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor;
(iii)    with respect to the Intellectual Property, on demand, to cause the security interest to become an assignment, transfer and conveyance of any of or all such Collateral by the applicable Grantors to the Administrative Agent, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any such Collateral throughout the world on such terms and conditions and in such manner as the Administrative Agent shall determine (other than in violation of any then existing licensing arrangements to the extent that waivers cannot be obtained);
(iv)    with or without legal process and with or without prior notice or demand for performance, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located and occupy (without the requirement to pay rent) the same until the Secured Obligations are paid in full in cash (on terms and pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent) and all the Commitments have been irrevocably terminated; and
(v)    notify any or all banks, securities intermediaries and other financial institutions with which any Investment Accounts are maintained to remit and transfer all monies, securities and other property on deposit in or credited to such Investment Accounts or deposited, credited to or received for deposit thereafter to the Administrative Agent, for deposit in or credit to the Collateral Account or such other accounts as may be designated by the Administrative Agent, for application to the Secured Obligations as provided herein.
(b)    Without limiting clause (a), the Administrative Agent may exercise any and all rights and remedies of each Grantor under or in connection with the Collateral, including the right to sue upon or otherwise collect, extend the time for payment of, modify or amend the terms of, compromise or settle for cash, credit, or otherwise upon any terms, grant other indulgences, extensions, renewals, compositions, or releases, and take or omit to take any other action with respect to the Collateral, any security therefor, any agreement relating thereto, any insurance applicable thereto, or any Person liable directly or indirectly in connection with any of the foregoing, without discharging or otherwise affecting the liability of any Grantor for the Obligations or under this Agreement, any other Loan Document, any Rate Protection Agreement, any document or agreement relating to or on account of any Secured Bank Product, or any Assigned Agreements or

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otherwise in respect of the Collateral, including any and all rights of such Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, any Collateral.
SECTION 6.2.    Application of Proceeds. All cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Administrative Agent, be held, to the extent permitted under Law, by the Administrative Agent as additional collateral security for all or any part of the Secured Obligations, and/or then or at any time thereafter shall be applied (after payment of any amounts payable to the Administrative Agent pursuant to Section 11.3 of the Credit Agreement and Section 6.3) in whole or in part by the Administrative Agent for the ratable benefit of the Lender Parties against all or any part of the Secured Obligations in accordance with Section 8.7 of the Credit Agreement. Any surplus of such cash or cash proceeds held by the Administrative Agent and remaining after payment in full in cash of all the Secured Obligations (on terms and pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent), and the irrevocable termination of all the Commitments, shall be paid over to the Grantors or to whomsoever may be lawfully entitled to receive such surplus.
SECTION 6.3.    Indemnity and Expenses. Subject to Section 9.1(b) of the Credit Agreement, each Grantor agrees to jointly and severally indemnify and hold harmless the Administrative Agent and its directors, officers, employees, agents, Affiliates and their Related Parties from and against any and all claims, losses and liabilities arising out of or resulting from this Agreement (including enforcement of this Agreement), except claims, losses or liabilities resulting from any such Person’s gross negligence or willful misconduct as determined by a final non-appealable judgment of a court of competent jurisdiction. Each Grantor will promptly following demand pay to the Administrative Agent the amount of (a) any and all reasonable fees and out-of-pocket expenses (including, without limitation, the reasonable fees and out-of-pocket expenses of legal counsel to the Administrative Agent and accountants, appraisers, investment bankers, environmental advisors, management consultants and other consultants, if any, who may be retained by the Administrative Agent) which the Administrative Agent actually incurs in connection with the administration of this Agreement or the custody of any of the Collateral and (b) any and all fees and out-of-pocket expenses (including, without limitation, the fees and out-of-pocket expenses of legal counsel to the Administrative Agent and accountants, appraisers, investment bankers, environmental advisors, management consultants and other consultants, if any, who may be retained by the Administrative Agent) which the Administrative Agent actually incurs in connection with the (i) preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (ii) the exercise or enforcement of any of the rights of the Administrative Agent or the other Lender Parties hereunder or (iii) the failure by any Grantor to perform or observe any of the provisions hereof.
SECTION 6.4.    Grant of License. Each Grantor hereby grants to the Administrative Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to any Grantor) to use, license or sublicense any Intellectual Property Collateral now owned or licensed or hereafter acquired or arising or licensed by such Grantor, wherever the same may be located throughout the world, for such terms, on such conditions and in such manner as the Administrative Agent shall determine, whether general, special or otherwise, and whether on an

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exclusive or nonexclusive basis, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof; provided, however, that no such license or sublicense is granted in the case of any such Collateral if such license or sublicense would be prohibited by, or give rise to a right to terminate any contract governing such Collateral. The use of such license or sublicense by the Administrative Agent shall be exercised, at the option of the Administrative Agent, only upon the occurrence and during the continuation of an Event of Default; provided that any license, sublicense or other transaction entered into by the Administrative Agent in accordance herewith shall be binding upon each applicable Grantor notwithstanding any subsequent cure of an Event of Default.
ARTICLE VII
MISCELLANEOUS PROVISIONS
SECTION 7.1.    Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Section 1.3 and Article XI thereof.
SECTION 7.2.    Amendments, etc.; Additional Grantors; Successors and Assigns. (a) No amendment to or waiver of any provision of this Agreement nor consent to any departure by any Grantor herefrom, shall be effective unless the same shall be in writing executed and delivered in accordance with Section 11.1 of the Credit Agreement, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given; provided that, the Grantors may amend or supplement Schedules I through V attached hereto from time to time as necessary to the extent such amendment or supplement is acceptable to the Administrative Agent in its sole discretion. For the avoidance of doubt, no such amendment or supplement of such Schedules shall be deemed to waive any Default or Event of Default.
(a)    Upon the execution and delivery by any Person of a security agreement supplement in substantially the form of Exhibit A hereto or a Joinder Agreement (each a “Security Agreement Supplement”), (i) such Person shall be referred to as an “Additional Grantor” and shall be and become a Grantor, and each reference in this Agreement to “Grantor” shall also mean and refer to such Additional Grantor and (ii) the disclosure schedule attached to each Security Agreement Supplement shall be acceptable to the Administrative Agent in its sole discretion and shall be incorporated into and become a part of and supplement Schedules I through V attached hereto, as appropriate, and the Administrative Agent may attach such supplemental disclosure schedules to such Schedules, and each reference to such Schedules shall refer to such Schedules as amended or supplemented by such supplemental disclosure schedules.
(b)    This Agreement shall be binding upon each Grantor and its successors, transferees and assignees, and shall inure to the benefit of and be enforceable by the Administrative Agent and each other Lender Party and their respective successors and assigns; provided, however, that no Grantor may assign such Grantor’s obligations hereunder without the prior written consent of the Administrative Agent. Without limiting the generality of the foregoing, any Lender may assign or otherwise transfer (in whole or in part) any Loans or Commitments held by it to any other

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Person, and such other Person shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Agreement) or otherwise, subject, however, to the provisions of Section 11.11 of the Credit Agreement.
SECTION 7.3.    Protection of Collateral. The Administrative Agent may from time to time, at its option and at the expense of the Grantors, perform any act which any Grantor agrees hereunder to perform and which such Grantor shall fail to perform after being requested to so perform (it being understood that no such request need be given after the occurrence and during the continuance of any Event of Default), and the Administrative Agent may from time to time take any other action which the Administrative Agent deems necessary or appropriate, in the Administrative Agent’s reasonable opinion, for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.
SECTION 7.4.    Addresses for Notices. All notices and other communications provided for hereunder shall be made as provided in, and subject to the terms of, Section 11.2 of the Credit Agreement. All notices to each Grantor shall be sent care of the Borrower at its address set forth in the Credit Agreement and all notices to the Administrative Agent shall be sent as provided in the Credit Agreement.
SECTION 7.5.    Section Captions. Section captions used in this Agreement are for convenience of reference only, and shall not affect the construction of this Agreement.
SECTION 7.6.    Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.
SECTION 7.7.    Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.
SECTION 7.8.    Waivers. Each Grantor hereby waives any right, to the extent permitted by Law, to receive prior notice of a judicial or other hearing with respect to any action or prejudgment remedy or proceeding by the Administrative Agent to take possession, exercise control over or Dispose of any item of Collateral, where such action is permitted under the terms of this Agreement or any other Loan Document or any Rate Protection Agreement or any document or agreement relating to or on account of any Secured Bank Product or by Law, or of the time, place or terms of sale in connection with the exercise of the Administrative Agent’s rights hereunder. Each Grantor waives, to the extent permitted by Law, any bonds, security or sureties required by the Administrative Agent with respect to any of the Collateral. Without limiting the foregoing, each Grantor agrees that it will not invoke, claim or assert any benefit of Law, or take or attempt to take any action that could reasonably be expected to have the effect of delaying, impeding or preventing the Administrative Agent from exercising any of its rights or remedies with respect to the Collateral as herein provided. Each Grantor also consents that the Administrative Agent, in connection with the enforcement of the Administrative Agent’s rights and remedies under this Agreement, may enter

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upon any premises owned by or leased to it without obligations to pay rent or for use and occupancy, through self-help, without judicial process and without having first obtained an order of any court.
SECTION 7.9.    Governing Law, Entire Agreement, etc. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. WITHOUT LIMITING SECTION 7.14, THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.
SECTION 7.10.    Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF, ANY LENDER PARTY OR GRANTOR SHALL BE BROUGHT AND MAINTAINED IN THE FEDERAL AND STATE COURTS LOCATED IN THE BOROUGH OF MANHATTAN OF THE STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH GRANTOR AND LENDER PARTY HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH GRANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH SUCH GRANTOR MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY GRANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO SUCH GRANTOR OR SUCH GRANTOR’S PROPERTY, SUCH GRANTOR, TO THE FULLEST EXTENT PERMITTED BY LAW, HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF SUCH GRANTOR’S OBLIGATIONS UNDER THIS AGREEMENT.

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SECTION 7.11.    Waiver of Jury Trial, etc.. EACH LENDER PARTY AND GRANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY LENDER PARTY OR ANY GRANTOR. EACH GRANTOR ACKNOWLEDGES AND AGREES THAT SUCH GRANTOR HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT ENTERING INTO THIS AGREEMENT.
SECTION 7.12.    Waiver of Certain Claims. TO THE EXTENT PERMITTED BY LAW, NO GRANTOR SHALL ASSERT, AND HEREBY WAIVES, ANY CLAIM AGAINST EACH LENDER PARTY ON ANY THEORY OF LIABILITY FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF, THIS AGREEMENT OR ANY INSTRUMENT CONTEMPLATED HEREBY.
SECTION 7.13.    No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.
SECTION 7.14.    Effectiveness of Amendment and Restatement; No Novation. The amendment and restatement of the Original Security Agreement pursuant to this Agreement shall be effective on the date hereof. All obligations and rights of the Grantors and the Administrative Agent arising out of or relating to the period commencing on the date hereof shall be governed by the terms and provisions of this Agreement; the obligations and rights of the Grantors and the Administrative Agent during the period prior to the date hereof shall continue to be governed by the Original Security Agreement without giving effect to the amendment and restatement provided for herein. This Agreement shall not constitute a novation or termination of the Grantors’ obligations under the Original Security Agreement or any document, note or agreement executed or delivered in connection therewith, but shall constitute an amendment and restatement of the obligations and covenants of the Grantors under such documents, notes and agreements, and the Grantors hereby reaffirm all such obligations and covenants, as amended and restated hereby.
This Agreement does not discharge or release the Administrative Agent’s Liens pursuant to the Original Security Agreement or the priority of any mortgage, pledge, security agreement or any other security therefor. Nothing expressed or implied in this Agreement shall be construed as a release or other discharge of any Grantor from any of its obligations or liabilities as “Grantor” under the Original Security Agreement. It is the intent of the parties that the security interests and Liens granted in the Collateral under and pursuant to the Original Security Agreement shall continue in full force and effect. Each Grantor

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hereby agrees to execute and deliver all agreements, documents and instruments and to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or desirable, as determined by the Administrative Agent in the Administrative Agent’s reasonable discretion, to ensure that the Administrative Agent’s Liens pursuant to the Original Security Agreement continue to secure the Secured Obligations under this Agreement and under the other Loan Documents.
IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered as of the day and year first above written.

CATCHMARK TIMBER OPERATING PARTNERSHIP, L.P.

By: CATCHMARK TIMBER TRUST, INC., as General Partner

By: __________________________
Name: Brian M. Davis
Title: Senior Vice President and
Chief Financial Officer

TIMBERLANDS II, LLC

By: CATCHMARK TIMBER OPERATING PARTNERSHIP, L.P., as Manager

By: CATCHMARK TIMBER TRUST, INC., as General Partner

By: __________________________
Name: Brian M. Davis
Title: Senior Vice President and
Chief Financial Officer

CATCHMARK TIMBER TRS, INC.

By:	___________________________________
Name: Brian M. Davis
Title: Senior Vice President and Chief
Financial Officer

[Signatures continue on following page]

CATCHMARK TRS HARVESTING OPERATIONS, LLC

By:	FOREST RESOURCE CONSULTANTS, INC., as Manager

By:
Name: David T. Foil
Title: President

CATCHMARK HBU, LLC

By: CATCHMARK TIMBER OPERATING PARTNERSHIP, L.P., as Manager

By: CATCHMARK TIMBER TRUST, INC., as General Partner

By: __________________________
Name: Brian M. Davis
Title: Senior Vice President and
Chief Financial Officer

CATCHMARK TEXAS TIMBERLANDS GP, LLC

By: TIMBERLANDS II, LLC, as Member

By: CATCHMARK TIMBER OPERATING PARTNERSHIP, L.P., as Manager

By: CATCHMARK TIMBER TRUST, INC., as General Partner

By: __________________________
Name: Brian M. Davis
Title: Senior Vice President and
Chief Financial Officer

[Signatures continue on following page]
CATCHMARK TEXAS TIMBERLANDS, L.P.

By: CATCHMARK TEXAS TIMBERLANDS GP, LLC, as General Partner

By: TIMBERLANDS II, LLC, as Member

By: CATCHMARK TIMBER OPERATING PARTNERSHIP, L.P., as Manager

By: CATCHMARK TIMBER TRUST, INC., as General Partner

By: __________________________
Name: Brian M. Davis
Title: Senior Vice President and
Chief Financial Officer

CATCHMARK TRS MANAGEMENT, LLC

By:    CATCHMARK TIMBER TRS, INC., as sole Member

By:_________________________________
Name: Brian M. Davis
Title: Senior Vice President and
Chief Financial Officer

CATCHMARK TRS HARVESTING OPERATIONS II, LLC

By: AMERICAN FOREST MANAGEMENT, INC.,
as Manager

By:
Name: Andrew Ferguson
Title: President/CEO

[Signatures continue on following page]

CATCHMARK SOUTHERN HOLDINGS II GP, LLC

By: TIMBERLANDS II, LLC, as sole Member

By: CATCHMARK TIMBER OPERATING              PARTNERSHIP, L.P., as Manager

By: CATCHMARK TIMBER TRUST, INC.,         as General Partner

By: _______________________________
     Name: Brian M. Davis
     Title: Senior Vice President and
Chief Financial Officer

CATCHMARK SOUTHERN TIMBERLANDS II, L.P.

By: CATCHMARK SOUTHERN HOLDINGS II GP, LLC, as General Partner

By: TIMBERLANDS II, LLC,
as sole Member

By: CATCHMARK TIMBER OPERATING                 PARTNERSHIP, L.P., as Manager

By: CATCHMARK TIMBER TRUST,
INC., as General Partner

By: _____________________________
          Name: Brian M. Davis
         Title: Senior Vice President and
                 Chief Financial Officer

[Signatures continue on following page]
CATCHMARK SOUTH CAROLINA TIMBERLANDS, LLC

By: TIMBERLANDS II, LLC,
as sole Member

By: CATCHMARK TIMBER OPERATING                  PARTNERSHIP, L.P., as Manager

By: CATCHMARK TIMBER TRUST,
INC., as General Partner

By: __________________________
          Name: Brian M. Davis
         Title: Senior Vice President and
             Chief Financial Officer

CATCHMARK TRS INVESTMENTS, LLC

By:	CATCHMARK TIMBER TRS, INC., as sole Member

By: ___________________________________
     Name: Brian M. Davis
     Title: Senior Vice President and
Chief Financial Officer

CATCHMARK TIMBER TRUST, INC.

By: _______________________________
Name: Brian M. Davis
Title: Senior Vice President and Chief
Financial Officer

[Signatures continue on following page]
CATCHMARK LP HOLDER, LLC

By: CATCHMARK TIMBER TRUST, INC., as sole Member

By: ________________________________
Name: Brian M. Davis
Title: Senior Vice President and
Chief Financial Officer

[Signatures continue on following page]

ACKNOWLEDGED AND ACCEPTED:
COBANK, ACB,
as Administrative Agent
By:___________________________
Name: Zachary Carpenter
Title: Vice President

SCHEDULE I to Security Agreement
Item A. Location of Equipment
c/o CatchMark Timber Trust, Inc. 5 Concourse Parkway Northeast Atlanta, Georgia 30328 Attn: President	County Fulton	State Georgia
Item B. Location of Inventory
c/o CatchMark Timber Trust, Inc. 5 Concourse Parkway Northeast Atlanta, Georgia 30328 Attn: President	County Fulton	State Georgia
Item C. Principal Place of Business/Chief Executive Office
c/o CatchMark Timber Trust, Inc. 5 Concourse Parkway Northeast Atlanta, Georgia 30328 Attn: President	County Fulton	State Georgia
Item D. Trade Names
Grantor	Trade Name
Timberlands II, LLC

CatchMark Timber Operating
Partnership, L.P.

CatchMark Timber TRS, Inc.

CatchMark TRS Harvesting
Operations, LLC

CatchMark HBU, LLC

CatchMark Texas Timberlands
GP, LLC

CatchMark Texas Timberlands,
L.P.

CatchMark Southern Holdings II GP, LLC

CatchMark Southern Timberlands II, L.P.

CatchMark South Carolina Timberlands, LLC

None None None None None None None None None None
CatchMark TRS Harvesting Operations II, LLC	None
CatchMark TRS Management, LLC	None
CatchMark TRS Investments, LLC	None
CatchMark LP Holder, LLC	None

CatchMark Timber Trust, Inc.	None

Item E. State of Organization and Identification Number
Grantor	State of Organization	Identification Number
Timberlands II, LLC	Delaware	4335699
CatchMark Timber Operating Partnership, L.P.	Delaware	4058366
CatchMark Timber TRS, Inc.	Delaware	4089509
CatchMark TRS Harvesting Operations, LLC	Delaware	4422077
CatchMark HBU, LLC	Delaware	4636985
CatchMark Texas Timberlands GP, LLC	Texas	801990567
CatchMark Texas Timberlands, L.P.	Texas	801990579
CatchMark Southern Holdings II GP, LLC	Delaware	5873836
CatchMark Southern Timberlands II, L.P.	Delaware	5873842
CatchMark South Carolina Timberlands, LLC	South Carolina	151112-0242
CatchMark TRS Harvesting Operations II, LLC	Delaware	6053702
CatchMark TRS Management, LLC	Delaware	6365145
CatchMark TRS Investments, LLC	Delaware	6365152
CatchMark LP Holder, LLC	Delaware	5398055

CatchMark Timber Trust, Inc.	Maryland	D10954436

Item F. Bailments
Grantor	Bailee	Address
Timberlands II, LLC	None	None
CatchMark Timber Operating Partnership, L.P.	None	None
CatchMark Timber TRS, Inc.	None	None
CatchMark TRS Harvesting Operations, LLC	None	None
CatchMark HBU, LLC	None	None
CatchMark Texas Timberlands GP, LLC	None	None
CatchMark Texas Timberlands, L.P.	None	None
CatchMark Southern Holdings II GP, LLC	None	None
CatchMark Southern Timberlands II, L.P.	None	None
CatchMark South Carolina Timberlands, LLC	None	None
CatchMark TRS Harvesting Operations II, LLC	None	None
CatchMark TRS Management, LLC	None	None
CatchMark TRS Investments, LLC	None	None

CatchMark LP Holder, LLC	None	None

CatchMark Timber Trust, Inc.	None	None

Item G. Commercial Tort Claims
Grantor	Description of Commercial Tort Claim
Timberlands II, LLC	None
CatchMark Timber Operating Partnership, L.P.	None
CatchMark Timber TRS, Inc.	None
CatchMark TRS Harvesting Operations, LLC	None
CatchMark HBU, LLC	None
CatchMark Texas Timberlands GP, LLC	None
CatchMark Texas Timberlands, L.P.	None
CatchMark Southern Holdings II GP, LLC	None
CatchMark Southern Timberlands II, L.P.	None
CatchMark South Carolina Timberlands, LLC	None
CatchMark TRS Harvesting Operations II, LLC	None
CatchMark TRS Management, LLC	None
CatchMark TRS Investments, LLC	None
CatchMark LP Holder, LLC	None
CatchMark Timber Trust, Inc.	None

Item H. Location of Fixtures
Lumpkin Office P.O. Box 398 Hwy. 27 North Lumpkin, GA 31815	County Stewart	State Georgia
Item I. Deposit Accounts
Grantor	Bank Mailing Address	Account Name and Number
See Item 6.24 of the Disclosure Schedule to the Credit Agreement
Item J. Securities Accounts
Grantor	Bank Mailing Address	Account Name and Number
See Item 6.24 of the Disclosure Schedule to the Credit Agreement
Item K. Commodities and Other Investment Accounts
Grantor	Bank Mailing Address	Account Name and Number
Timberlands II, LLC	None	None
CatchMark Timber Operating Partnership, L.P.	None	None
CatchMark Timber TRS, Inc.	None	None
CatchMark TRS Harvesting Operations, LLC	None	None
CatchMark HBU, LLC	None	None
CatchMark Texas Timberlands GP, LLC	None	None
CatchMark Texas Timberlands, L.P.	None	None
CatchMark Southern Holdings II GP, LLC	None	None
CatchMark Southern Timberlands II, L.P.	None	None
CatchMark South Carolina Timberlands, LLC	None	None
CatchMark TRS Harvesting Operations II, LLC	None	None
CatchMark TRS Management, LLC	None	None
CatchMark TRS Investments, LLC	None	None
CatchMark LP Holder, LLC	None	None
CatchMark Timber Trust, Inc.	None	None

Item L. Letters of Credit
Grantor	Bank Mailing Address	Account Name and Number
Timberlands II, LLC	None	None
CatchMark Timber Operating Partnership, L.P.	None	None
CatchMark Timber TRS, Inc.	None	None
CatchMark TRS Harvesting Operations, LLC	None	None
CatchMark HBU, LLC	None	None
CatchMark Texas Timberlands GP, LLC	None	None
CatchMark Texas Timberlands, L.P.	None	None
CatchMark Southern Holdings II GP, LLC	None	None
CatchMark Southern Timberlands II, L.P.	None	None
CatchMark South Carolina Timberlands, LLC	None	None
CatchMark TRS Harvesting Operations II, LLC	None	None
CatchMark TRS Management, LLC	None	None
CatchMark TRS Investments, LLC	None	None
CatchMark LP Holder, LLC	None	None
CatchMark Timber Trust, Inc.	None	None

SCHEDULE II to Security Agreement
Item A. Patents
Issued Patents
Grantor	Country	Patent No.	Issue Date	Inventor(s)	Title
Timberlands II, LLC		None			None
CatchMark Timber Operating Partnership, L.P.		None			None
CatchMark Timber TRS, Inc.		None			None
CatchMark TRS Harvesting Operations, LLC		None			None
CatchMark HBU, LLC		None			None
CatchMark Texas Timberlands GP, LLC		None			None
CatchMark Texas Timberlands, L.P.		None			None
CatchMark Southern Holdings II GP, LLC		None			None
CatchMark Southern Timberlands II, L.P.		None			None
CatchMark South Carolina Timberlands, LLC		None			None
CatchMark TRS Harvesting Operations II, LLC		None			None
CatchMark TRS Management, LLC		None			None
CatchMark TRS Investments, LLC		None			None
CatchMark LP Holder, LLC		None			None
CatchMark Timber Trust, Inc.		None			None

Pending Patent Applications
Grantor	Country	Serial No.	Filing Date	Inventor(s)	Title
Timberlands II, LLC		None			None
CatchMark Timber Operating Partnership, L.P.		None			None
CatchMark Timber TRS, Inc.		None			None
CatchMark TRS Harvesting Operations, LLC		None			None
CatchMark HBU, LLC		None			None
CatchMark Texas Timberlands GP, LLC		None			None
CatchMark Texas Timberlands, L.P.		None			None
CatchMark Southern Holdings II GP, LLC		None			None
CatchMark Southern Timberlands II, L.P.		None			None
CatchMark South Carolina Timberlands, LLC		None			None
CatchMark TRS Harvesting Operations II, LLC		None			None
CatchMark TRS Management, LLC		None			None
CatchMark TRS Investments, LLC		None			None
CatchMark LP Holder, LLC		None			None
CatchMark Timber Trust, Inc.		None			None
Patent Applications in Preparation
Grantor	Country	Serial No.	Expected Filing Date	Inventor(s)	Title
Timberlands II, LLC		None			None
CatchMark Timber Operating Partnership, L.P.		None			None
CatchMark Timber TRS, Inc.		None			None
CatchMark TRS Harvesting Operations, LLC		None			None
CatchMark HBU, LLC		None			None
CatchMark Texas Timberlands GP, LLC		None			None
CatchMark Texas Timberlands, L.P.		None			None
CatchMark Southern Holdings II GP, LLC		None			None
CatchMark Southern Timberlands II, L.P.		None			None
CatchMark South Carolina Timberlands, LLC		None			None
CatchMark TRS Harvesting Operations II, LLC		None			None
CatchMark TRS Management, LLC		None			None
CatchMark TRS Investments, LLC		None			None
CatchMark LP Holder, LLC		None			None
CatchMark Timber Trust, Inc.		None			None

Item B. Patent Licenses
Licensee	Country or Territory	Licensor	Effective Date	Expiration Date	Date	Matter
Timberlands II, LLC		None				None
CatchMark Timber Operating Partnership, L.P.		None				None
CatchMark Timber TRS, Inc.		None				None
CatchMark TRS Harvesting Operations, LLC		None				None
CatchMark HBU, LLC		None				None
CatchMark Texas Timberlands GP, LLC		None				None
CatchMark Texas Timberlands, L.P.		None				None
CatchMark Southern Holdings II GP, LLC		None				None
CatchMark Southern Timberlands II, L.P.		None				None
CatchMark South Carolina Timberlands, LLC		None				None
CatchMark TRS Harvesting Operations II, LLC		None				None
CatchMark TRS Management, LLC		None				None
CatchMark TRS Investments, LLC		None				None
CatchMark LP Holder, LLC		None				None
CatchMark Timber Trust, Inc.		None				None

SCHEDULE III to Security Agreement
Item A. Trademarks
Registered Trademarks
Grantor	Country	Trademark	Registration No.	Registration Date
Timberlands II, LLC		None
CatchMark Timber Operating Partnership, L.P.		None
CatchMark Timber TRS, Inc.		None
CatchMark TRS Harvesting Operations, LLC		None
CatchMark HBU, LLC		None
CatchMark Texas Timberlands GP, LLC		None
CatchMark Texas Timberlands, L.P.		None
CatchMark Southern Holdings II GP, LLC		None
CatchMark Southern Timberlands II, L.P.		None
CatchMark South Carolina Timberlands, LLC		None
CatchMark TRS Harvesting Operations II, LLC		None
CatchMark TRS Management, LLC		None
CatchMark TRS Investments, LLC		None
CatchMark LP Holder, LLC		None
CatchMark Timber Trust, Inc.		None

Pending Trademark Applications
Grantor	Country	Trademark	Docket No.	Expected Filing Date	Products/ Services
Timberlands II, LLC		None
CatchMark Timber Operating Partnership, L.P.		None
CatchMark Timber TRS, Inc.		None
CatchMark TRS Harvesting Operations, LLC		None
CatchMark HBU, LLC		None
CatchMark Texas Timberlands GP, LLC		None
CatchMark Texas Timberlands, L.P.		None
CatchMark Southern Holdings II GP, LLC		None
CatchMark Southern Timberlands II, L.P.		None
CatchMark South Carolina Timberlands, LLC		None
CatchMark TRS Harvesting Operations II, LLC		None
CatchMark TRS Management, LLC		None
CatchMark TRS Investments, LLC		None
CatchMark LP Holder, LLC		None
CatchMark Timber Trust, Inc.		None
Trademark Applications in Preparation
Grantor	Country	Trademark	Docket No.	Expected Filing Date	Products/ Services
Timberlands II, LLC		None
CatchMark Timber Operating Partnership, L.P.		None
CatchMark Timber TRS, Inc.		None
CatchMark TRS Harvesting Operations, LLC		None
CatchMark HBU, LLC		None
CatchMark Texas Timberlands GP, LLC		None
CatchMark Texas Timberlands, L.P.		None
CatchMark Southern Holdings II GP, LLC		None
CatchMark Southern Timberlands II, L.P.		None
CatchMark South Carolina Timberlands, LLC		None
CatchMark TRS Harvesting Operations II, LLC		None
CatchMark TRS Management, LLC		None
CatchMark TRS Investments, LLC		None
CatchMark LP Holder, LLC		None
CatchMark Timber Trust, Inc.		None

Item B. Trademark Licenses
Licensee	Trademark	Licensor	Effective Date	Expiration Date	Date	Country or Territory
Timberlands II, LLC	None	None
CatchMark Timber Operating Partnership, L.P.	None	None
CatchMark Timber TRS, Inc.	None	None
CatchMark TRS Harvesting Operations, LLC	None	None
CatchMark HBU, LLC	None	None
CatchMark Texas Timberlands GP, LLC	None	None
CatchMark Texas Timberlands, L.P.	None	None
CatchMark Southern Holdings II GP, LLC	None	None
CatchMark Southern Timberlands II, L.P.	None	None
CatchMark South Carolina Timberlands, LLC	None	None
CatchMark TRS Harvesting Operations II, LLC	None	None
CatchMark TRS Management, LLC	None	None
CatchMark TRS Investments, LLC	None	None

CatchMark LP Holder, LLC	None	None

CatchMark Timber Trust, Inc.	None	None

SCHEDULE IV to Security Agreement
Item A. Copyrights
Registered Copyrights
Grantor	Country	Registration No.	Registration Date	Author(s)	Title
Timberlands II, LLC		None			None
CatchMark Timber Operating Partnership, L.P.		None			None
CatchMark Timber TRS, Inc.		None			None
CatchMark TRS Harvesting Operations, LLC		None			None
CatchMark HBU, LLC		None			None
CatchMark Texas Timberlands GP, LLC		None			None
CatchMark Texas Timberlands, L.P.		None			None
CatchMark Southern Holdings II GP, LLC		None			None
CatchMark Southern Timberlands II, L.P.		None			None
CatchMark South Carolina Timberlands, LLC		None			None
CatchMark TRS Harvesting Operations II, LLC		None			None
CatchMark TRS Management, LLC		None			None
CatchMark TRS Investments, LLC		None			None
CatchMark LP Holder, LLC		None			None
CatchMark Timber Trust, Inc.		None			None

Copyrights Pending Registration Applications
Grantor	Country	Series No.	Registration Date	Author(s)	Title
Timberlands II, LLC		None			None
CatchMark Timber Operating Partnership, L.P.		None			None
CatchMark Timber TRS, Inc.		None			None
CatchMark TRS Harvesting Operations, LLC		None			None
CatchMark HBU, LLC		None			None
CatchMark Texas Timberlands GP, LLC		None			None
CatchMark Texas Timberlands, L.P.		None			None
CatchMark Southern Holdings II GP, LLC		None			None
CatchMark Southern Timberlands II, L.P.		None			None
CatchMark South Carolina Timberlands, LLC		None			None
CatchMark TRS Harvesting Operations II, LLC		None			None
CatchMark TRS Management, LLC		None			None
CatchMark TRS Investments, LLC		None			None
CatchMark LP Holder, LLC		None			None
CatchMark Timber Trust, Inc.		None			None

Copyrights Registration Applications in Preparation
Grantor	Country	Docket No.	Expected Filing Date	Author(s)	Title
Timberlands II, LLC		None			None
CatchMark Timber Operating Partnership, L.P.		None			None
CatchMark Timber TRS, Inc.		None			None
CatchMark TRS Harvesting Operations, LLC		None			None
CatchMark HBU, LLC		None			None
CatchMark Texas Timberlands GP, LLC		None			None
CatchMark Texas Timberlands, L.P.		None			None
CatchMark Southern Holdings II GP, LLC		None			None
CatchMark Southern Timberlands II, L.P.		None			None
CatchMark South Carolina Timberlands, LLC		None			None
CatchMark TRS Harvesting Operations II, LLC		None			None
CatchMark TRS Management, LLC		None			None
CatchMark TRS Investments, LLC		None			None
CatchMark LP Holder, LLC		None			None
CatchMark Timber Trust, Inc.		None			None

Item B. Copyright Licenses
Grantor	Country or Territory	Licensor	Licensee	Effective Date	Expiration Date	Subject Matter
Timberlands II, LLC		None				None
CatchMark Timber Operating Partnership, L.P.		None				None
CatchMark Timber TRS, Inc.		None				None
CatchMark TRS Harvesting Operations, LLC		None				None
CatchMark HBU, LLC		None				None
CatchMark Texas Timberlands GP, LLC		None				None
CatchMark Texas Timberlands, L.P.		None				None
CatchMark Southern Holdings II GP, LLC		None				None
CatchMark Southern Timberlands II, L.P.		None				None
CatchMark South Carolina Timberlands, LLC		None				None
CatchMark TRS Harvesting Operations II, LLC		None				None
CatchMark TRS Management, LLC		None				None
CatchMark TRS Investments, LLC		None				None
CatchMark LP Holder, LLC		None				None
CatchMark Timber Trust, Inc.		None				None

SCHEDULE V to Security Agreement
Item A. Trade Secrets
Grantor	Country or Territory	Licensor	Licensee	Effective Date	Expiration Date	Subject Matter
Timberlands II, LLC		None				None
CatchMark Timber Operating Partnership, L.P.		None				None
CatchMark Timber TRS, Inc.		None				None
CatchMark TRS Harvesting Operations, LLC		None				None
CatchMark HBU, LLC		None				None
CatchMark Texas Timberlands GP, LLC		None				None
CatchMark Texas Timberlands, L.P.		None				None
CatchMark Southern Holdings II GP, LLC		None				None
CatchMark Southern Timberlands II, L.P.		None				None
CatchMark South Carolina Timberlands, LLC		None				None
CatchMark TRS Harvesting Operations II, LLC		None				None
CatchMark TRS Management, LLC		None				None
CatchMark TRS Investments, LLC		None				None

CatchMark LP Holder, LLC		None				None

CatchMark Timber Trust, Inc.		None				None

EXHIBIT A
to
Security Agreement

FORM OF SECURITY AGREEMENT SUPPLEMENT

[Date]
CoBank, ACB,
as Administrative Agent
6340 S. Fiddlers Green Circle
Greenwood Village, Colorado 80111
Attention: Credit Information Services

CATCHMARK TIMBER OPERATING PARTNERSHIP, L.P.
Ladies and Gentlemen:
Reference is made to the Fourth Amended and Restated Security Agreement, dated as of December 1, 2017 (as amended, supplemented, restated or otherwise modified from time to time, the “Security Agreement”), made by CatchMark Timber Operating Partnership, L.P., a Delaware limited partnership (“CatchMark Partnership”), Timberlands II, LLC, a Delaware limited liability company, (“Timberlands II”), CatchMark Timber TRS, Inc., a Delaware corporation (“CatchMark TRS”), CatchMark TRS Harvesting Operations, LLC, a Delaware limited liability company (“CatchMark TRS Subsidiary”), CatchMark HBU, LLC, a Delaware limited liability company (“CatchMark HBU”), CatchMark Texas Timberlands GP, LLC (“CatchMark Texas GP”), a Texas limited liability company, CatchMark Texas Timberlands, L.P. (“CatchMark Texas LP”), a Texas limited liability company, CATCHMARK SOUTH CAROLINA TIMBERLANDS, LLC, a South Carolina limited liability company (“CatchMark SC”), CATCHMARK SOUTHERN HOLDINGS II GP, LLC, a Delaware limited liability company (“CatchMark Southern Holdings”), CATCHMARK SOUTHERN TIMBERLANDS II, L.P., a Delaware limited partnership (“CatchMark Southern Timberlands”), CATCHMARK TRS HARVESTING OPERATIONS II, LLC, a Delaware limited liability company (“CatchMark TRS Subsidiary II”), CATCHMARK TRS INVESTMENTS, LLC, a Delaware limited liability company (“CatchMark TRS Member”), CATCHMARK TRS MANAGEMENT, LLC, a Delaware limited liability company (“CatchMark TRS Manager”), CatchMark Timber Trust, Inc., a Maryland corporation (“CatchMark Timber”), CatchMark LP Holder, LLC, a Delaware limited liability company (“LP Holder”) and each other Person (such capitalized term and all other capitalized terms not otherwise defined herein to have the meanings provided for in Article I of the Security Agreement) that may from time to time become a party thereto (CatchMark Partnership, Timberlands II, CatchMark TRS, CatchMark TRS Subsidiary, CatchMark HBU, CatchMark Texas LP, CatchMark Texas GP, CatchMark SC, CatchMark Southern Holdings, CatchMark Southern Timberlands, CatchMark TRS Subsidiary II, CatchMark TRS Member, CatchMark TRS Manager, CatchMark Timber, LP Holder, and such other Persons that become Additional Grantors are collectively referred to as the “Grantors” and individually as a “Grantor”), in favor of CoBank, ACB, as administrative agent (in such capacity, the “Administrative Agent”) for itself and each other Lender Party.
The undersigned hereby agrees, as of the date first above written, to become a Grantor under the Security Agreement as if it were an original party thereto and agrees that each reference in the Security Agreement to a “Grantor” shall also mean and refer to the undersigned.
The undersigned hereby collaterally assigns, mortgages and pledges to the Administrative Agent, for its benefit and the ratable benefit of the Lender Parties, and hereby grants to the Administrative Agent for its benefit and the ratable benefit of the Lender Parties, as collateral for the Secured Obligations, a pledge and assignment of, and a security interest in, all of the right, title and interest of the undersigned in and to its Collateral, whether the undersigned now has or hereafter acquires ownership or other rights therein, subject to all of the terms and provisions of the Security Agreement, as if such Collateral of the undersigned had been subject to the Security Agreement on the date of its original execution.
The undersigned has attached hereto supplements to Schedules I through V to the Security Agreement, and the undersigned hereby certifies that such supplements are accurate and complete as of the date first above written.
The undersigned hereby makes each representation and warranty set forth in Article III of the Security Agreement as to itself and as to its Collateral to the same extent as each other Grantor and hereby agrees to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as all the other Grantors.
This letter shall be governed by and construed in accordance with the terms and provisions of the Security Agreement, including governing law provisions thereof.
Very truly yours,

[NAME OF ADDITIONAL GRANTOR]

By:_______________________________
Name:
Title:

ACKNOWLEDGED AND ACCEPTED:
COBANK, ACB, as Administrative Agent

By:_______________________________
Name:
Title:

39763229.11